SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 11, 1996



                           ACT TELECONFERENCING, INC.
              Exact name of registrant as specified in its charter



                                    Colorado
                  State or other jurisdiction of incorporation


       0-14731                                             84-1132665
Commission File Number                                   I.R.S. Employer
                                                        Identification No.


             1658 Cole Boulevard, Suite 162, Golden, Colorado 80401
                     Address of Principal Executive Offices


Registrant's telephone number, including area code: (303) 233-3500




Item 4.  Changes in Registrant's Certifying Accountants

(a)(1)   Previous Independent Accountants

         (i) On June 11, 1996, the Management of ACT Teleconferencing, Inc. (the "Registrant") decided to change independent accountants for the fiscal year beginning January 1, 1996 and thereby dismissed Van Dorn & Bossi, such dismissal to become effective upon completion of the audit for the fiscal year ended December 31, 1995.

         (ii) The reports of Van Dorn & Bossi on the Registrant's financial statements for the past two years contained, and the report for the most recent year is expected to contain, no adverse opinion or disclaimer of opinion and were not, or in the case of the most recent fiscal year is not expected to be, qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The Registrant's Audit Committee participated in and recommended to the Board of Directors of the Registrant the decision to change independent accountants.

         (iv) During the two most recent fiscal years and through June 11, 1996, there have been no disagreements with Van Dorn & Bossi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Van Dorn & Bossi, would have caused them to make references thereto in their report on the financial statements for such years.

         (v) The Registrant believes that during the two most recent fiscal years and through June 11, 1996, there have been no reportable events (as defined in Regulation S-B Item 304 (a)(1)(iv)(B)).

         (vi) The Registrant delivered a copy of this Form 8-K report to Van Dorn & Bossi on June 17, 1996. Concurrently therewith, the Registrant requested that Van Dorn & Bossi furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. The Registrant has requested that Van Dorn & Bossi provide such letter as soon as possible so that the Registrant will be able to file the letter as Exhibit 16 to this Form 8-K report within ten business days after the initial filing or within two business days of receipt of such letter, whichever is earlier.

(a)(2)   New Independent Accountants

         (i) The Board of Directors of the Registrant has not approved the engagement of a new independent accountant at this time. A board meeting to appoint a new independent accountant is pending.



Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

         (e)      Exhibits

                  *   16    Letter from Van Dorn & Bossi to the SEC.

* To be filed by amendment on Form 8-K/A in accordance with Item 304(a)(3) of Regulation S-B.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACT Teleconferencing, Inc.

                                         by /s/ Pamela S. Van Eeckhout
                                            Pamela S. Van Eeckhout, CFO


Dated: June 17, 1996